Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lorna E. Nagler, Chief Executive Officer of Christopher & Banks Corporation (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The annual report of the Company on Form 10-K for the period ended February 27, 2010 as filed with the United States Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;  and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2010

	By:	/s/ Lorna E. Nagler
Lorna E. Nagler President and Chief Executive Officer